                               GUARANTY AGREEMENT
                               ------------------

     THIS GUARANTY, made as of this     day of December, 2001, by PROTON ENERGY
                                    ---
SYSTEMS, INC., a Delaware corporation, with a notification address at 50 Inwood Road, Rocky Hill, Connecticut 06067 (the "Guarantor") to WEBSTER BANK, a federal
                                          ---------
savings bank chartered under the laws of the United States of America, having an office located at City Place II, 185 Asylum Street, Hartford, Connecticut 06103, (the "Lender").
      ------

                                   Background
                                   ----------

     A. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in a certain Open-End Construction Mortgage Deed and Security Agreement (the "Mortgage and Security Agreement") dated as of the date hereof
                -------------------------------
between TECHNOLOGY DRIVE LLC (the "Borrower") and Lender, encumbering the
                                   -------
property located at 8 Technology Drive, MedWay Business Park, Wallingford, Connecticut (the "Mortgaged Premises")
                  ------------------

     B. Borrower is indebted to the Lender in the original principal amount of up to $6,975,000.00 (the "Loan") as evidenced by the $6,975,000.00 Construction
                          ----
Mortgage Note of this date in favor of the Lender (the "Note").
                                                        ----

     C. The Guarantor is the managing member of Borrower, and Guarantor will receive direct financial benefit by reason of the Loan extended by Lender to Borrower.

     D. The Lender has requested that the Guarantor, and the Guarantor has agreed to, unconditionally guaranty to the Lender certain liabilities and obligations of the Borrower to the Lender including, but not limited to, all of the liabilities and obligations arising under the Note and all related loan documents.

                                    Agreement
                                    ---------

     In consideration of the Background, which is incorporated by reference and the representations, covenants and warranties contained herein, the parties, intending to be bound legally, agree as follows:

                                   ARTICLE 1.
                         REPRESENTATIONS AND WARRANTIES

     1.01 Guarantor's Representations and Warranties. The Guarantor represents
          ------------------------------------------
and warrants that:

               (a) The Guarantor has received reasonably equivalent value in exchange for its execution of this Guaranty. The Guarantor represents that there have been no material adverse changes in the value of the assets of Guarantor or its net worth since the most recent financial statements delivered by Guarantor to Lender. The Guarantor anticipates that it will have sufficient cash or cash equivalent to pay all of its liabilities and obligations as they become due after the execution of this Guaranty. The Guarantor represents that it does not have unreasonably small capital as a result of the incurrence of the obligations under this Guaranty.

               (b) The Guarantor is a corporation duly licensed and in good standing in the State of Delaware and State of Connecticut, and has the power to enter into this Guaranty.

               (c) The execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Guaranty, is not prevented or limited by, does not conflict with or result in a breach of, the terms, conditions or provisions of any contractual or other restriction on the Guarantor, or agreement or instrument of any nature to which the Guarantor is now a party or by which the Guarantor or its property is bound, and it does not constitute a default under any of the foregoing.

               (d) The assumption by the Guarantor of the obligations hereunder will result in a direct material financial benefit to the Guarantor as the managing member of Borrower, and Guarantor will receive direct financial benefit by reason of the Loan extended to the Borrower as evidenced by the Note.

               (e) This Guaranty constitutes the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally.

               (f) There is no action or proceeding pending, or to the best of its knowledge, threatened against, or materially affecting the Guarantor, or its assets before any court or administrative agency that, if adversely determined, would affect the ability of the Guarantor to perform its obligations under this Guaranty.

               (g) All authorizations, consents and approvals of governmental bodies or agencies required in connection with the execution and delivery of this Guaranty, or in connection with the performance of the Guarantor's obligations hereunder, if any, have been obtained as required hereunder or by law.

                                   ARTICLE 2.
                            COVENANTS AND AGREEMENTS

     2.01 The Guaranty. The Guarantor, jointly and severally, unconditionally
          ------------
and irrevocably guaranties to the Lender the full and prompt payment and performance of all Liabilities (as defined below), whether by acceleration or otherwise, of the Borrower to the Lender as evidenced by the Note, the Mortgage and Security Agreement and all other documents and agreements relating to, or executed in connection with, the Note and the Mortgage and Security Agreement, and any interest or currency swap, future option or other interest rate protection or similar agreement (collectively, the "Loan Documents"). As used in
                                                    --------------
this Guaranty, "Liabilities" means an amount equal to the sum of: (i) all
                -----------
accrued but unpaid monthly payments of principal and interest payable under the Note, (ii) and obligations and liabilities of Borrower under any interest or currency swap, further option or other interest rate protection or similar agreement in connection with the Loan, (iii) all unpaid real estate taxes, assessments, insurance premiums, operating expenses in owning and managing the Mortgaged Premises and other carrying costs payable by Borrower under the Mortgage and Security Agreement, and (iv) the entire unpaid principal balance of the Note, together with all interest, late charges, default interest and other charges due under the Note, and further including, without limitation, all reasonable out-of-pocket costs, expenses, reasonable attorneys' fees and professionals' fees actually and reasonably incurred in the collection of the Liabilities and in any litigation arising from any Liabilities or this Guaranty or in the defense, protection, preservation and enforcement by the Lender of any rights, liens or remedies against the Borrower or in the defense, protection, preservation and enforcement of this Guaranty. All payments by the Guarantor shall be paid in lawful money of the United States of America. Each payment obligation or the Liabilities shall give rise to a separate cause of action, and separate lawsuits may, but need not, be brought hereunder as each cause of action arises.

     2.02 Unconditional Nature of Guaranty. (a) The obligations of the Guarantor
          --------------------------------
under this Guaranty are irrevocable, absolute and unconditional and shall remain in full force and effect until the Liabilities shall have been fully and finally paid and performed and the Guarantor agrees that if any such payment is recovered from or repaid by the Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, this Guaranty shall continue to be fully applicable to the Liabilities to the same extent as though the payment so recovered or repaid had never been originally made on the Liabilities. This Guaranty shall not be affected, limited, modified or impaired upon the happening from time to time of any event, including, without limitation, any of the following with respect to the Borrower (or any of them), whether or not with notice to, or consent of, the Guarantor:

          (1) The compromise, settlement, change or modification with Borrower, whether material or otherwise, of any or all of the Liabilities, obligations, covenants or agreements of the Borrower, whether under the Loan Documents or otherwise;

          (2) The failure to give notice to the Guarantor of the occurrence of an "Event of Default" (as defined in the Loan Documents) under the terms
         ----------------
     and provisions of this Guaranty, the Note, the Mortgage and Security Agreement or the other Loan Documents;

          (3) The waiver by the Lender of the payment, performance or observance by the Guarantor or the Borrower of any of their respective liabilities, obligations, covenants or agreements of any of them contained in the Note, the Mortgage and Security Agreement, this Guaranty or the other Loan Documents;

          (4) The extension of time for payment of any principal or interest due and owing under the Note, the Mortgage and Security Agreement, the other Loan Documents, or under this Guaranty or of the time for performance of any other obligation, covenant or agreement under or arising out of the Note, the Mortgage and Security Agreement, this Guaranty or the other Loan Documents or the extension or the renewal of any of them;

          (5) Intentionally deleted;

          (6) The taking, or the failure to take, of any of the actions referred to in the Note, the Mortgage and Security Agreement, this Guaranty or the other Loan Documents;

          (7) Any failure, omission, delay or lack on the part of the Lender to enforce, assert or exercise any right, power or remedy conferred on the Lender in this Guaranty, the Note, the Mortgage and Security Agreement, the Guaranty or the other Loan Documents;

          (8) The full or partial discharge of the Borrower in bankruptcy or similar proceedings or otherwise;

          (9) The release or discharge, in whole or in part, or the death, bankruptcy, liquidation or dissolution of any person or entity, other than the Guarantor, which has guaranteed the Liabilities;

          (10) The exchange, release or surrender of all or any of the collateral held by the Lender as security for the Liabilities; or

          (11) The default or failure of the Guarantor fully to perform any of its obligations set forth in this Guaranty.

               (b) The Guarantor agrees that no act or omission of any kind or at any time on the part of the Lender or its successors or assigns, with respect to any matter whatsoever, shall in any way impair the rights of the Lender to enforce any right, power or benefit under this Guaranty and no setoff, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature which the Guarantor has or may have against the Lender, or any assignee or successor thereof shall be available hereunder to the Guarantor against the Lender.

     2.03 Right of the Lender to Proceed Against the Guarantor.
          ----------------------------------------------------

               (a) Upon any failure in the payment or performance of any Liabilities, the liability of the Guarantor shall be due immediately without notice and shall be payable or performable on demand without any suit or action against the Borrower. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right.

               (b) The Lender, in its sole discretion, shall have the right to proceed first and directly against the Guarantor under this Guaranty, without proceeding against or exhausting any other remedies which it may have against the Borrower or any other entity or person which has guarantied the Liabilities, and without resorting to any other security or collateral held by the Lender.

               (c) This Guaranty is entered into by the Guarantor for the benefit of the Lender and its successors and assigns, all of which shall be entitled to enforce performance and observance of this Guaranty.

               (d) The Guarantor further grants to the Lender a lien and right of set-off in an amount not to exceed the amount guaranteed hereunder as set forth in Section 2.01 for all of the Guarantor's liabilities hereunder, upon and against all of the Guarantor's deposits (general or special), credits, securities, and other property now or hereafter in the possession or control of the Lender or in transit to it, including the proceeds thereof. The Lender may at any time, following an Event of Default under the Loan Documents, apply the same or any part thereof to any of the Guarantor's liabilities hereunder whether or not matured at the time of such application.

     2.04 Liquidation of Collateral. Without in any way limiting the Lender's
          -------------------------
right to enforce this Guaranty against the Guarantor, the Guarantor acknowledges that the Lender shall have the right to apply the proceeds of the liquidation of any security or collateral granted by the Guarantor to the Lender to secure the Guarantor's obligations under this Guaranty to the indebtedness outstanding under the Note, in such order as the Lender shall determine in its sole discretion.

     2.05 Waivers; Payment of Costs. (a) The Guarantor expressly waives demand,
          -------------------------
presentment, protest, and notice of the acceptance of this Guaranty and of any loans made, extensions granted or other action taken in reliance hereon and all other demands and notices of any description in connection with this Guaranty, the Liabilities or otherwise.

     (b) The Guarantor agrees to pay all reasonable out-of-pocket costs and expenses, including attorneys' fees and professionals' fees actually and reasonably incurred, arising out of or with respect to the validity, enforcement or preservation of this Guaranty.

     2.06 Waiver of Subrogation. Until such time as Lender has been paid in full
          ---------------------
with respect to the Obligations, the Guarantor irrevocably waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Borrower that arises under this Guaranty and/or from the existence or performance of the Guarantor's obligations under this Guaranty including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, contribution or right to participate in any claim, right or remedy of the Lender against the Borrower or any security which the Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set off or in any other manner, payment or security on account of such claim or other right. The Guarantor irrevocably agrees that until such time as the Lender shall have been repaid the Obligations in full, the Guarantor shall not (a) accept payment from any person pursuant to any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation or claim an amount of any payment made hereunder by the Guarantor to the Lender, or any of them, or
(b) take any action to exercise or enforce any such right. If any amount shall be paid to the Guarantor in violation of this Section 2.06 and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of and held in trust for the Lender and shall forthwith be paid to the Lender and applied to the Obligations, whether or not then due and payable, and the other amounts specified in Section 4.03 hereof as being payable by the Guarantor.

     2.07 Consent of Guarantor. The Guarantor consents to have the Lender, its
          --------------------
successors, assigns and agents obtain any and all information regarding depository accounts, other assets needed to consummate the transaction contemplated by this Guaranty, credit obligations and all other credit matters which the Lender may require in connection with the transactions contemplated by this Guaranty, and as required in the Loan Documents with respect to confidentiality requirements.

     2.08 Other Agreements of Guarantor. If Borrower is in default under any of
          -----------------------------
its obligations under the Mortgage or any other Loan Document, then (a) after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Lender to be adverse and material and which the Lender believes, in good faith, impairs its security or increases its risk, the Guarantor will, within ten (10) days of written demand by the Lender, secure payment and performance of his obligations under the Guaranty by granting, pledging, assigning, delivering or transferring to the Lender, a security interest in collateral of a value and character satisfactory to the Lender up to the amount guaranteed hereunder, and the Guarantor authorizes the Lender to file and/or record, at the Guarantor's expense, any financing statement, mortgage or other document as the Lender may require to perfect any such security interest.

     (b) The Guarantor agrees that the failure of the Guarantor to comply with any of the terms, conditions, representations, warranties or covenants contained in the Guaranty shall constitute a default of the Liabilities, entitling the Lender to all rights and remedies set forth in any agreement, instrument or other document evidencing or securing the Liabilities, provided that such failure is not remedied within fifteen (15) days after written notice by Lender to Guarantor, or if such failure is of such a nature that it cannot with due diligence be completely remedies within such fifteen (15) day period, and Guarantor shall not commence to cure within said fifteen (15) day period, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such failure, for an aggregate period not to exceed sixty (60) days after written notice by Lender to Guarantor of such failure.

     2.09 Financial Statements. Guarantor shall deliver to Lender consolidated
          --------------------
financial statements of Guarantor reflecting such financial information and condition, assets, liabilities and net worth of the Guarantor satisfactory to Lender. The Guarantor covenants and agrees to provide Lender with current, signed annual balance sheet and other financial statements, including cash flow statements and information concerning contingent liabilities as required by Lender. Guarantor shall provide within one hundred twenty (120) days of fiscal year end an audited financial statement(s) certified by Guarantor and such other publicly accessible financial information throughout the term of the Loan as may be required by Lender in form and substance required by Lender, which annual financial statement(s) shall be prepared by an independent certified public accounting firm acceptable to Lender and shall be prepared in accordance with general accepted accounting principles consistently applied. Guarantor shall maintain full and accurate books of accounts and other records reflecting the results of its operations and shall furnish to Lender on or before forty-five
(45) days after the end of each calendar quarter copies of its quarterly 10-Q filings with the Securities and Exchange Commission.

                                   ARTICLE 3.

                         NOTICE AND SERVICE OF PROCESS,
                           PLEADINGS AND OTHER PAPERS

     3.01 Designation of Agent for Services of Process. The Guarantor
          --------------------------------------------
represents, warrants and covenants that it is subject to service of process in the State of Connecticut and that it will remain so subject so long as any of the Liabilities are outstanding.

     3.02 Consent to Service of Process. The Guarantor irrevocably (a) agrees
          -----------------------------
that any suit, action or other legal proceeding arising out of the Guaranty may be brought in the courts of record of the State of Connecticut or the courts of the United States located in Connecticut, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding, and (c) waives any objection which the Guarantor may have to the laying of venue of any such suit, action or proceeding in any of such courts. For such time as any

Liabilities remain outstanding, Guarantor shall accept and acknowledge on the Guarantor's behalf services of any and all process in any such suit, action or proceeding brought in any such court. The Guarantor agrees and consents that any such services of process upon such agent and written notice of such service to the Guarantor by registered or certified mail shall be taken and held to be valid personal service upon the Guarantor and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such state, and waives all claim of error by reason of any such service.

     3.03 Notices. All notices or other communications required or permitted to
          -------
be given under the Guaranty shall be considered properly given if sent by a nationally recognized overnight messenger service or after three (3) days if
                                                  --
mailed registered or certified mail, with return receipt requested, or by
                                                                    --
delivery of same to the address listed below by prepaid messenger or telegram, as follows:

If to the Guarantor:              Proton Energy Systems, Inc.
                                  50 Inwood Road
                                  Rocky Hill, Connecticut 06067
                                  Attention: Chief Financial Officer

With a copy to:                   Hale and Dorr LLP
                                  11951 Freedom Drive
                                  Reston, Virginia 20190
                                  Attention:  William F. Winslow, Esq.

If to the Lender:                 Webster Bank

                                  City Place II
                                  185 Asylum Street
                                  Hartford, Connecticut 06103
                                  Attention: Marc V. DePucchio, Commercial Real Estate Department

                                  And

                                  Webster Bank
                                  80 Elm Street
                                  New Haven, Connecticut 06510
                                  Attention: Mark Fucci, Commercial Real Estate Department

With a copy to:                   Donald R. Gustafson, Esq.
                                  Shipman & Goodwin, LLP
                                  One Landmark Square, 17th Floor
                                  Stamford, Connecticut 06901

or such other place as any party hereto may be notified in writing as a place for service or notice hereunder. Notice so sent shall be effective upon delivery to such address, whether or not receipt thereof is acknowledged or is refused by the addressee or any person at such address.

                                   ARTICLE 4.
                               GENERAL PROVISIONS

     4.01 Final Expression; Modifications. The Guarantor acknowledges that the
          -------------------------------
writing is intended as a final expression and a complete and exclusive statement of the terms of the Guaranty. No course of prior dealing between the Guarantor and either the Lender or the Lender, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement or modify any terms, and there are no conditions to the full effectiveness, of the Guaranty.

     4.02 No Remedy Exclusive; Effect of Waiver. No remedy conferred in the
          -------------------------------------
Guaranty upon or reserved to the Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under the Guaranty or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. To entitle the Lender to exercise any remedy reserved to it in the Guaranty, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. No waiver, amendment, release or modification of the Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the Guarantor and the Lender. A waiver on one occasion shall not be a bar to or waiver of any right on any other occasion.

     4.03 Expenses. The Guarantor agrees to pay all out-of-pocket costs and
          --------
expenses of the Lender, including reasonable attorneys' fees, incurred by the Lender in enforcing its rights under the Guaranty.

     4.04 Final Understanding. The Guaranty supersedes all prior agreements and
          -------------------
understandings, both written and oral, between the parties with respect to the subject matter hereof.

     4.05 Benefit and Assignment. The Guaranty shall be binding upon the
          ----------------------
Guarantor and the Guarantor's successors, assigns and personal representatives. The Guarantor agrees that the Lender may assign or transfer its interest in the Note, the Mortgage and Security Agreement, the Guaranty and the other Loan Documents and the transferee shall thereupon become vested with all of the rights and powers given to such party hereunder.

     4.06 Severability. The invalidity or unenforceability of any one or more
          ------------
phrases, sentences, clauses or sections contained in the Guaranty shall not affect the validity or enforceability of the remaining portions of the Guaranty, or any part thereof.

     4.07 Waiver; Amendment. The Guaranty and any term, covenant or condition
          -----------------
hereof may not be changed, waived, discharged, modified or terminated except by a writing executed by the parties hereto. No waiver by the Lender of any default hereunder shall operate as a waiver of any term or covenant of any other agreement or of any other default or of the same default on any prior or subsequent occasion, unless otherwise consented to by Lender.

     4.08 Other Guarantors. The Guarantor acknowledges that other individuals or
          ----------------
entities may also guaranty the liabilities of the Borrower (the "Other
                                                                 -----
Guarantors") and that each is unconditionally delivering the Guaranty to the
----------
Lender. The Guarantor further acknowledges that the failure of any of the Other Guarantors to execute and deliver their respective guarantees or the discharge of any of the Other Guarantors and their respective guarantied obligations shall not discharge the liability of the Guarantor.

     4.09 Interpretation. Whenever used herein, the singular shall include the
          --------------
plural, the plural the singular, and the use of any gender shall include all genders.

     4.10 COMMERCIAL TRANSACTION. THE GUARANTOR ACKNOWLEDGES THAT THE
          ----------------------
TRANSACTION OF WHICH THE GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND WITH RESEPCT TO THIS AGREEMENT, WAIVES ALL RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO

ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE AND FURTHER WAIVES DILIGENCE DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS. THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THE WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THE WAIVER WITH ITS ATTORNEYS. THE GUARANTOR FURTHER CONSENTS TO THE ISSUANCE OF ANY SUCH PREJUDGMENT REMEDIES WITHOUT A BOND AND AGREES NOT TO REQUEST OR FILE MOTIONS SEEKING TO REQUIRE THE POSTING OF A BOND UNDER PUBLIC ACT 93-431 IN CONNECTION WITH THE LENDER'S EXERCISE OF ANY PREJUDGMENT REMEDY.

     4.11 JURY TRIAL WAIVER. THE GUARANTOR WAIVES TRIAL BY JURY IN ANY COURT IN
          -----------------
ANY SUIT, ACTION OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THE GUARANTY IS A PART OR THE ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS AND REMEDIES AND ACKNOWLEDGES THAT EACH GUARANTOR MAKES THE WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THE WAIVER WITH THEIR ATTORNEYS.

     4.12 Governing Law. The Guaranty shall be governed by, and construed in
          -------------
accordance with, the laws of the State of Connecticut.

     The Guarantor has executed the Guaranty as of the date first written above.

Signed in the presence of:
                                                     PROTON ENERGY SYSTEMS, INC.


                                                     By:
----------------------------------------                ------------------------


                                                     Its:
----------------------------------------